UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

Beyond Commerce, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52490	98-0512515
(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite 500 Las Vegas, Nevada, 89169
(Address of Principal Executive Offices)

(702) 675-8022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.Entry into a Material Definitive Agreement.

On December 1, 2021, Beyond Commerce, Inc. (the “Company”) entered into a binding letter of intent (the “LOI”) with Elettricars Motor Company LLC, an Italy-based automotive engineering company (“Elettricars”) regarding a proposed transaction pursuant to which the Company will acquire all of the U.S. rights to Elettricars’ intellectual property (the ”Proposed Transaction”). Pursuant to the LOI, the parties intend, subject to satisfaction of various conditions, including satisfactory due diligence by the parties, to negotiate and execute a definitive agreement in accordance with the terms set forth in the LOI.

Pursuant to the LOI, the Company has delivered an initial deposit of $50,000 (the “Escrow Deposit”) into an escrow account.  In the event the Proposed Transaction is not consummated as a result of the Company’s failure to proceed to close the Proposed Transaction, funds of the Escrow Deposit shall be released to Elettricars for its use without restriction.  In the event the Proposed Transaction is not consummated prior to the termination date, as will be set forth in a definitive agreement, the Escrow Deposit shall be returned to the Company. In addition, pursuant to the LOI, Elettricars has agreed that neither it and nor its affiliates will pursue, solicit or participate in negotiations with another party or enter into any agreement or commitments that would prevent, impede or materially delay the Proposed Transaction and that it will immediately notify the Company of offers with respect to alternative transactions during the term of the LOI.

All of the foregoing is subject to the execution of a definitive agreement.

Item 8.01.Other Events

On December 2, 2021, the Company issued a press release announcing its entry into the LOI. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01.Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release, dated December 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Dated: December 2, 2021	By:	/s/ Geordan Pursglove
Geordan G. Pursglove Chief Executive Officer, President and Director